Exhibit 99.4

Regional Tire Distributors (Edmonton) Inc.

Index

February 28, 2014 and 2013 and February 29, 2012

Collins Barrow Edmonton LLP
INDEPENDENT AUDITORS’ REPORT	2380 Commerce Place
10155—102 Street N.W.
Edmonton, Alberta
T5J 4G8 Canada
T. 780.428.1522
To the Shareholders of Regional Tire Distributors (Edmonton) Inc.	F. 780.425.8189
www.collinsbarrow.com

We have audited the accompanying financial statements of Regional Tire Distributors (Edmonton) Inc., which comprise the balance sheets as of February 28, 2014, February 28, 2013 and February 29, 2012, and the related statements of operations, retained earnings and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian Accounting Standards for Private Enterprises; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Regional Tire Distributors (Edmonton) Inc. as of February 28, 2014, February 28, 2013 and February 29, 2012, and the results of their operations and their cash flows for the years then ended in accordance with Canadian Accounting Standards for Private Enterprises.

Basis of Accounting

As more fully described in Note 2 to the financial statements, the Company’s policy is to prepare its financial statements on the basis of Canadian Accounting Standards for Private Enterprises which differ from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to that matter. Information relating to the nature and effect of such differences is presented in note 11 to the financial statements.

Edmonton, Alberta	/s/ Collins Barrow Edmonton LLP
June 25, 2014 except for Note 11 (footnotes (b)
and (c)) which are as of July 25, 2014 and Notes 11 (footnotes (a) and (d)) and 12 which are as of August 18, 2014	Chartered Accountants

This office is independently owned and operated by Collins Barrow Edmonton LLP
The Collins Barrow trademarks are used under License.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Balance Sheets

As at February 28, 2014, February 28, 2013 and February 29, 2012

	February 28, 2014	February 28, 2013	February 29, 2012

ASSETS
Current Assets
Cash	$616,007	$190,917	$769,834
Accounts receivable (Note 3)	1,156,243	907,255	1,559,453
Goods and Services Tax receivable	—	149,806	190
Income taxes receivable	40,047	—	—
Dividend receivable	109,081	—	—
Inventories (Note 4)	2,178,797	3,448,221	2,227,471
Prepaid expenses	5,513	6,403	5,260

	4,105,688	4,702,602	4,562,208
Loans receivable from related parties (Note 5)	11,728,951	3,012,874	1,099,391
Equipment (Note 6)	5,953	7,463	9,359
Investments	625	175	175

	$15,841,217	$7,723,114	$5,671,133

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$1,108,673	$843,924	$1,623,197
Income taxes payable	—	380,473	5,955
Goods and Services Tax payable	46,289	—	—
Management remuneration payable	—	30,000	600,000

	1,154,962	1,254,397	2,229,152
Loans payable to related parties (Note 5)	3,584,288	2,633,845	922,428
Shareholders’ loan (Note 7)	6,232,700	500,000	600,000

	10,971,950	4,388,242	3,751,580

SHAREHOLDERS’ EQUITY
Share capital (Note 8)	100	100	100
Retained earnings	4,869,167	3,334,772	1,919,453

	4,869,267	3,334,872	1,919,553

	$15,841,217	$7,723,114	$5,671,133

See accompanying notes

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Statements of Operations

For the Years Ended February 28, 2014, February 28, 2013 and February 29, 2012

	February 28, 2014	February 28, 2013	February 29, 2012

Sales (Note 5)	$19,504,654	$18,455,516	$18,315,246
Cost of sales (Note 5)	14,371,030	15,547,112	15,991,709

Gross profit	5,133,624	2,908,404	2,323,537

Expenses
Wages and benefits	532,308	498,127	347,259
Office	389,063	145,229	282,178
Rent (Note 5)	228,401	219,750	159,500
Professional fees	137,722	954	2,740
Management salaries	55,250	10,000	610,000
Automotive	43,138	38,460	24,275
Interest and bank charges	41,303	45,540	33,607
Advertising and promotion	38,458	44,003	66,261
Insurance	18,054	15,969	12,473
Travel	15,303	18,022	2,829
Bad debt expense	11,504	33,342	697
Property taxes	7,625	208	441
Telephone and utilities	2,791	2,738	2,540
Repairs and maintenance	2,204	1,320	2,776
Amortization	1,510	1,896	3,274
Shop supplies	1,458	609	85
Dues and memberships	—	100	100

	1,526,092	1,076,267	1,551,035

Income before other revenue (expenses) and income taxes	3,607,532	1,832,137	772,502

Other revenue (expenses)
Dividend income	109,081	—	—
Interest income	22,735	27,700	18,118
Impairment of advances to related party	(1,800,000)	—	—

Income before income taxes	1,939,348	1,859,837	790,620
Income taxes expense	404,953	444,518	69,387

Net income	$1,534,395	$1,415,319	$721,233

See accompanying notes

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Statements of Retained Earnings

For the Years Ended February 28, 2014, February 28, 2013 and February 29, 2012

	February 28, 2014	February 28, 2013	February 29, 2012

Balance, beginning of year	$3,334,772	$1,919,453	$1,198,220
Net income	1,534,395	1,415,319	721,233

Balance, end of year	$4,869,167	$3,334,772	$1,919,453

See accompanying notes

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Statements of Cash Flows

For the Years Ended February 28, 2014, February 28, 2013 and February 29, 2012

	February 28, 2014	February 28, 2013	February 29, 2012

Cash provided by (used in):

Operating Activities
Net income	$1,534,395	$1,415,319	$721,233
Items not affecting cash
Amortization	1,510	1,896	3,274
Impairment of advances to related party	1,800,000	—	—
Change in non-cash working capital items (Note 9)	922,569	(1,694,065)	(478,452)

	4,258,474	(276,850)	246,055

Investing Activities
Investment in other companies	(450)	—	(75)
Purchase of equipment	—	—	(633)
Advances to related parties	(10,516,178)	(2,085,895)	(1,000,392)
Repayments from related parties	100	1,099,000	311,659

	(10,516,528)	(986,895)	(689,441)

Financing Activities
Advances from related parties	2,108,692	784,828	690,769
Repayments to related parties	(1,158,248)	—	(72,100)
Advances from shareholder	5,732,700	—	500,000
Repayment to shareholder	—	(100,000)	—

	6,683,144	684,828	1,118,669

Increase (decrease) in cash	425,090	(578,917)	675,283
Cash, beginning of year	190,917	769,834	94,551

Cash, end of year	$616,007	$190,917	$769,834

See accompanying notes

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

1. Nature of operations

The Company was incorporated under the Alberta Business Corporations Act on December 3, 2004 and operates a wholesale tire distribution business, which fully commenced operations in the fiscal year ended February 28, 2009 as North Alta Tire Limited and subsequently changed its name to Regional Tire Distributors (Edmonton) Inc.

2. Summary of significant accounting policies

Basis of presentation

These financial statements are prepared in accordance with Canadian accounting standards for private enterprises.

Revenue recognition

Revenue is recognized when the goods have been delivered, the services have been completed, the transaction has been accepted by the customer and collection is reasonably assured. The Company reports its revenue net of returns, sales discounts and volume rebates to customers.

Interest revenue is recognized on an annual basis as it is earned.

Vendor rebates and allowances

The Company participates in various purchase rebate programs with its major tire vendors including early payment incentives and volume purchase rebates based on defined levels of purchase volume. These arrangements enable the Company to earn rebates that reduce the cost of merchandise purchased. Vendor rebates and allowances are accrued as earned. Vendor rebates and allowances earned are initially recorded as a reduction in the cost of merchandise inventories and are included in operations (as a reduction of cost of goods sold) in the period the related product is sold. Accordingly, the amount of vendor rebates included in operations in any year could include rebates earned in a prior year.

Allowance for doubtful accounts

The allowance for doubtful accounts reflects management’s best estimate of losses on the accounts receivable balances. The company maintains an allowance for doubtful accounts that is estimated based on a variety of factors including accounts receivable aging, historical experience and other currently available information, including events such as customer bankruptcy and current economic conditions. Interest is charged on overdue account receivable balances. A provision is recorded in the period in which the receivable is deemed uncollectible.

Inventories

Inventories are valued at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition including volume rebates and allowances from vendors. The cost of inventories is determined using the first-in, first-out (FIFO) method. Net realizable value is the estimated selling price in the ordinary course of business, less costs necessary to complete the sale. Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on purchases in the recent past and/or expected future demand.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

Equipment

Equipment is recorded at cost less accumulated amortization.

Amortization is calculated at the following annual rates:

Office equipment	- 20% declining balance basis
Computer equipment	- 30% declining balance basis
Shop equipment	- 20% declining balance basis

Equipment is tested for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable when it exceeds the sum of the undiscounted cash flows expected from its use and eventual disposal. In such a case, an impaired loss must be recognized and is equivalent to the excess of the carrying amount of a long-lived asset over its fair value.

Investments

The company accounts for its investments using the cost method. The carrying value of each investment is reviewed annually and written down below cost if there is a loss of value.

Income taxes

The Company uses the future income taxes method to account for income taxes. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Future income tax assets are recognized only to the extent it is more likely than not that the asset will be realized.

Use of estimates

The preparation of financial statements in conformity with Accounting Standards for Private Enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more subjective estimates included in these financial statements are the determination of allowance for doubtful accounts receivable, valuation of inventory and the recognition of vendor rebates and allowance. Actual results could differ from those estimates.

Financial Instruments

Measurement of financial instruments

The company initially measures its financial assets and liabilities at fair value, except for certain non-arm’s length transactions.

The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in net income.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

Financial assets measured at amortized cost include cash, accounts receivable, dividend receivable and loans receivable from related parties.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, management remuneration payable, loans payable to related parties and shareholders’ loan.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write-down is recognized in net income. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in net income.

Transaction costs

Transaction costs relating to financial instruments that are measured subsequently at fair value are recognized in operations in the year in which they are incurred. For instruments that are subsequently measured at amortized cost, the amount initially recognized is adjusted for transaction costs directly attributable to the origination, acquisition, issuance or assumption.

3. Accounts Receivable

Accounts Receivable consists of the following:

	February 28, 2014	February 28, 2013	February 29, 2012
Accounts receivable—Trade	$1,221,786	$964,752	$1,319,446
Warranty receivable	49,739	47,385	314,820
Allowance for Doubtful Accounts	(115,282)	(104,882)	(74,813)

	$1,156,243	$907,255	$1,559,453

4. Inventories

Inventories consist of the following:

	February 28, 2014	February 28, 2013	February 29, 2012
Tires	$2,177,365	$3,447,166	$2,227,471
Parts	1,432	1,055	—

	$2,178,797	$3,448,221	$2,227,471

Cost of sales reported on the statement of operations include $14,371,030 (February 28, 2013—$15,547,112; February 29, 2012—$15,991,709) of inventories recognized as an expense during the year.

Inventories are net of volume rebates in the amount of $56,179 (February 28, 2013—$197,268; February 29, 2012—$29,087)

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

5. Loans Receivable from/Payable to Related Parties and Related Party Transactions

Loans receivable from related parties are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
Kirks Tire Ltd.	$3,750,000	$—	$—
Tirecraft Western Canada Ltd.	139,949	—	—
Extreme Wheel Distributors Ltd.	17,367	12,924	441
1773503 Alberta Ltd.	2,499,900	—	—
Tirecraft Canada Ltd.	—	—	99,000
Regional Tire Distributors (Saskatchewan) Inc.	4,676,167	2,499,950	999,950
Regional Tire Distributors (Manitoba) Inc.	499,900	500,000	—
Tire Storage Direct (Edmonton) Ltd.	30,818	—	—
Integra Tire & Auto Centres Canada Ltd.	114,850	—	—

	$11,728,951	$3,012,874	$1,099,391

Loans receivable from the companies noted above are unsecured, non-interest bearing and have no stated terms of repayment. The relationship between Regional Tire Distributors (Edmonton) Inc. and each of these companies is as follows:

Kirks Tire Ltd. is indirectly owned by a director of Regional Tire Distributors (Edmonton) Inc.

Tirecraft Western Canada Ltd., Tire Storage Direct (Edmonton) Ltd. and 1773503 Alberta Ltd. are wholly owned by Regional Tire Distributors (Edmonton) Inc.

Extreme Wheel Distributors Ltd. is controlled by a close family member of a director of Regional Tire Distributors (Edmonton) Inc.

Regional Tire Distributors (Manitoba) Inc. and Integra Tire & Auto Centres Canada Ltd. are companies in which Regional Tire Distributors (Edmonton) Inc. has significant influence.

Tirecraft Canada Ltd. is indirectly owned by a director of Regional Tire Distributors (Edmonton) Inc.

Regional Tire Distributors (Saskatchewan) Inc. is owned by the directors of Regional Tire Distributors (Edmonton) Inc.

As the loans receivable have no stated terms of repayment and are not expected to be repaid within the next year, and accordingly have been classified as long term assets.

Loans payable to related parties are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
Tirecraft Western Canada Ltd.	$—	$158,248	$231,659
Kirks Tire Ltd.	—	1,000,000	—
Trail Tire Distributors Ltd.	3,584,288	1,475,597	690,769

	$3,584,288	$2,633,845	$922,428

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

Loans payable to the companies noted above are unsecured, non-interest bearing and have no stated terms of repayment. The relationship between Regional Tire Distributors (Edmonton) Inc. and each of these companies is as follows:

Tirecraft Western Canada Ltd. is wholly owned by Regional Tire Distributors (Edmonton) Inc.

Kirks Tire Ltd. is indirectly owned by a director of Regional Tire Distributors (Edmonton) Inc.

Trail Tire Distributors Ltd. is jointly controlled by a director of Regional Tire Distributors (Edmonton) Inc.

As the related parties have agreed in writing not to demand repayment of any portion of the loan balances prior to March 1, 2015, the loans have been classified as long term liabilities.

Sales to related parties are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
Regional Tire Distributors (Calgary) Inc.	$743,230	$123,978	$142,204
Kirks Tire (Lethbridge) Ltd.	11,741	3,771	—
Kirks Tire (Edmonton) Ltd.	59,442	62,786	88,523
Kirks Tire (Red Deer) Ltd.	86,029	61,090	79,087
Regional Tire Distributors (Langley) Inc.	38,021	4,571	2,596
Regional Tire Distributors (Vernon) Inc.	59,804	16,666	1,352
Regional Tire Distributors (Victoria) Inc.	6,724	23,592	—
Regional Tire Distributors (Winnipeg) Inc.	112,164	1,803	—
Tirecraft Edmonton Truck Centre Inc.	336,054	285,546	519,443
Tirecraft Lloydminster Truck Centre Inc.	429,157	416,794	370,678
Trail Tire Distributors Ltd.	223,912	2,585,228	72,677
Extreme Wheel Distributors Ltd.	9,164	329	—
Trail Tire (Kingsway) Ltd.	64,690	23,205	—

	$2,180,132	$3,609,359	$1,276,560

Included in accounts receivable are the following balances receivable from related parties as at the fiscal year-end:

	February 28, 2014	February 28, 2013	February 29, 2012
Regional Tire Distributors (Calgary) Inc.	$6,990	$5,907	$3,205
Kirks Tire (Lethbridge) Ltd.	4,135	10,558	7,093
Kirks Tire (Edmonton) Ltd.	2,321	1,976	2,523
Kirks Tire (Red Deer) Ltd.	2,321	1,160	6,714
Regional Tire Distributors (Vernon) Inc.	5,911	2,856	—
Regional Tire Distributors (Victoria) Inc.	2,635	1,562	—
Regional Tire Distributors (Winnipeg) Inc.	11,686	1,893	—
Tirecraft Edmonton Truck Centre Inc.	20,877	14,315	51,881
Tirecraft Lloydminster Truck Centre Inc.	11,224	38,867	43,133
Trail Tire Distributors Ltd.	294,547	256,070	28,102
Extreme Wheel Distributors Ltd.	2,731	72	—
Trail Tire (Kingsway) Ltd.	2,497	1,386	—

	$367,875	$336,622	$142,651

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

Regional Tire Distributors (Calgary) Inc. is a company in which Regional Tire Distributors (Edmonton) Inc. has significant, non-controlling interests.

A director of Regional Tire Distributors (Edmonton) Inc. has indirect interests in KDW Enterprises Ltd., Kirks Tire (Lethbridge) Ltd., Kirks Tire (Edmonton) Ltd., Kirks Tire (Red Deer) Ltd., Regional Tire Distributors (Vernon) Inc., Regional Tire Distributors (Victoria) Inc., Regional Tire Distributors (Langley) Inc., Regional Tire Distributors (Winnipeg) Inc., Tirecraft Lloydminster Truck Centre Inc. and Tirecraft Edmonton Truck Centre Inc.

Trail Tire (Kingsway) Ltd. is controlled by a director of Regional Tire Distributors (Edmonton) Inc.

Purchases from related parties are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
Kirks Tire Ltd.	$1,103,450	$1,040,771	$1,778,657
KDW Enterprises Ltd.	534,721	994,156	1,099,098
Regional Tire Distributors (Calgary) Inc.	75,372	181,406	151,258
Trail Tire Distributors Ltd.	88,701	265,241	252,697
Extreme Wheel Distributors Ltd.	1,973	3,812	4,190

	$1,804,217	$2,485,386	$3,285,900

Included in the rent expense are lease payments to 1470242 Alberta Ltd., a company controlled by a director of the Company, which amounted to $174,000 for the 2014 fiscal year (February 28, 2013—$219,750; February 29, 2012—$159,500).

Included in accounts payable and accrued liabilities are the following balances payable to the related parties as at the fiscal year-end:

	February 28, 2014	February 28, 2013	February 29, 2012
Trail Tire Distributors Ltd.	$242,157	$381,745	$1,130,048
Kirks Tire Ltd.	209,092	188,472	8,158
KDW Enterprises Ltd.	534,465	598,227	729,999
Regional Tire Distributors (Calgary) Inc.	13,135	7,537	11,371
Extreme Wheel Distributors Ltd.	—	855	151

	$998,849	$1,176,836	$1,879,727

These transactions are in the normal course of operations and have been reported in these financial statements at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

6. Equipment

	February 28, 2014
	Cost	Accumulated Amortization	Net
Office equipment	$5,947	$3,872	$2,075
Computer equipment	789	670	119
Shop equipment	11,985	8,226	3,759

	$18,721	$12,768	$5,953

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

	February 28, 2013
	Cost	Accumulated Amortization	Net
Office equipment	$5,947	$3,353	$2,594
Computer equipment	789	618	171
Shop equipment	11,985	7,287	4,698

	$18,721	$11,258	$7,463

	February 29, 2012
	Cost	Accumulated Amortization	Net
Office equipment	$5,947	$2,704	$3,243
Computer equipment	789	546	243
Shop equipment	11,985	6,112	5,873

	$18,721	$9,362	$9,359

7. Shareholders’ Loan

Shareholders’ loan at February 28, 2014 includes amounts outstanding at February 28, 2013 and February 29, 2012 are unsecured, non-interest bearing, and are due March 1, 2015.

8. Share Capital

Authorized:
Unlimited number of Class “A” common voting shares
Unlimited number of Class “B” and “C” common non-voting shares
1,000,000 Class “D” Preferred redeemable voting shares

	February 28, 2014	February 28, 2013	February 29, 2012
Issued:
100 Class A common shares	$100	$100	$100

9. Non-cash Working Capital Items

Non-cash working capital items related to operations are as follows:

	February 28, 2014	February 28, 2013	February 29, 2012
Accounts receivable	$(248,988)	$652,198	$(734,470)
Goods and Services Tax receivable	149,806	(149,616)	(190)
Income taxes receivable	(40,047)	—	—
Dividend receivable	(109,081)	—	—
Inventories	1,269,424	(1,220,750)	(673,551)
Prepaid expenses and deposits	890	(1,143)	(2,322)
Accounts payable and accrued liabilities	264,749	(779,272)	344,490
Income taxes payable	(380,473)	374,518	4,521
Goods and Services Tax payable	46,289	—	(16,930)
Management remuneration payable	(30,000)	(570,000)	600,000

	$922,569	$(1,694,065)	$(478,452)

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

10. Financial Instruments

Credit Risk

The Company is susceptible to credit risk on its accounts receivable and mitigates this risk through an extensive credit evaluation process.

Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect to its accounts payable and accrued liabilities and its management remunerations payable. At February 28, 2014 the company had a working capital balance of $2,950,726 (February 28, 2013—$3,448,205; February 29, 2012—$2,333,056).

Interest Rate Risk

Interest rate risk refers to adverse consequences of interest rate changes on the Company’s cash flows and financial position. Management does not believe the Company is exposed to significant interest rate risk.

11. Canadian Accounting Standards for Private Enterprises and US GAAP Reconciliation

The financial statements of the Company have been prepared in accordance with Canadian Accounting Standards for Private Enterprises (“ASPE”). The material differences between the accounting policies used by the Company under ASPE and US GAAP are disclosed below.

a) Income Taxes

The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit. An unrecognized tax benefit is disclosed as a long-term liability unless the Corporation anticipates a payment or receipt within one year in respect of the position. As a result of implementing these provisions there was no material impact on the Company’s financial statements.

Under US GAAP the Company is required to calculate and record corporate income taxes based on enacted corporate income tax rates. Under the Canadian Accounting Standards for Private Enterprises, the Company had calculated and recognized corporate income taxes using substantively enacted corporate income tax rates. For the company, enacted and substantively enacted corporate tax rates are the same; as a result no differences to calculated and recognized corporate income taxes arise. There are no material differences between the Company’s statutory income tax rate and the effective tax rate.

b) Variable interest entities

The Company has performed a review of the entities with which it conducts business and has concluded that there are no entities that are required to be consolidated or variable interest that are required to be disclosed under the requirements of ASC Topic 810, Consolidation of Variable Interest Entities.

c) Wholly owned subsidiaries and investments subject to significant influence

US GAAP requires the consolidation of subsidiaries, whereas under ASPE the Company elected to record the investment in subsidiaries on the cost method. The Company’s wholly owned subsidiaries include Tirecraft Western Canada Ltd., 1773503 Alberta Ltd., and Tire Storage Direct (Edmonton) Ltd.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

The Company also has significantly influence investments in Regional Tire Distributors (Calgary) Inc., Regional Tire Distributors Manitoba (6631208 Manitoba Ltd.), Integra Tire and Auto Centres Canada, and Regional Tire Distributors (Saskatchewan) Inc. Under US GAAP, significantly influenced investments are required to be accounted for using the equity method, whereby the investment is initially recorded at cost, and adjusted to recognize the Company’s share of after tax earnings or losses, and reduced by dividends received, however under ASPE the Company elected to record the significantly influenced investments on the cost method. The accompanying financial information includes consolidated financial statements which reflect the equity method of accounting for these investments and condensed financial statements for each investee company.

The following financial information presents the financial statement as at February 28, 2014, February 28, 2013 and February 29, 2012 on a consolidated basis.

d) Comprehensive Income

US GAAP requires the presentation of a Statement of Comprehensive Income. The Company has no items that would cause such presentation to differ from the amounts presented as Net Income in the accompanying financials statements.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2014 Consolidated Balance Sheet

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	1773503 Alberta Ltd.	Tire Storage Direct (Edmonton) Ltd.	Adjustments and Eliminations	Consolidated
	(i)
ASSETS
Current Assets
Cash	$616,007	$464,293	$—	$88,845	$—	$1,169,145
Accounts receivable	1,156,243	600,238	196,875	8,624	—	1,961,980
Goods and Services Tax receivable	—	—	—	46	—	46
Income taxes receivable	40,047	—	—	—	—	40,047
Dividend receivable	109,081	—	—	—	—	109,081
Inventories	2,178,797	34,757	—	—	—	2,213,554
Prepaid expenses	5,513		—	—	—	5,513

	4,105,688	1,099,288	196,875	97,515	—	5,499,366
Loans receivable from related parties	11,090,841	3,581	—	—	(2,670,667)	8,423,755
Equipment	5,953	3,985	2,403,425	7,051	—	2,420,414
Investments	1,157,017	—		—	(300)	1,156,717

	$16,359,499	$1,106,854	$2,600,300	$104,566	$(2,670,967)	$17,500,252

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$1,108,673	$40,784	$—	$2,099	$—	$1,151,556
Income taxes payable	—	95,924	22,731	11,299	—	129,954
Goods and Services Tax payable	46,289	18	9,375	—	—	55,682

	1,154,962	136,726	32,106	13,398		1,337,192
Loans payable to related parties	3,584,288	568,306	—	26,355	—	4,178,949
Shareholder loan	6,232,700	139,949	2,499,900	30,818	(2,670,667)	6,232,700

	10,971,950	844,981	2,532,006	70,571	(2,670,667)	11,748,841

SHAREHOLDERS’ EQUITY
Share capital	100	100	100	100	(300)	100
Retained earnings	5,387,449	261,773	68,194	33,895	—	5,751,311

	5,387,549	261,873	68,294	33,995	(300)	5,751,411

	$16,359,499	$1,106,854	$2,600,300	$104,566	$(2,670,967)	$17,500,252

(i)	Represents the balance sheet as prepared under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s accumulated share of earnings and losses in significantly influenced investments of $518,282 as required by the equity method of accounting for investments.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2014 Consolidated Statement of Operations

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	1773503 Alberta Ltd.	Tire Storage Direct (Edmonton) Ltd.	Adjustments and Eliminations	Consolidated
	(i)
Sales	$19,504,654	$1,917,645	$187,500	$87,820	$(72,989)	$21,624,630
Cost of sales	14,371,030	761,025	—	3,900	(72,989)	15,062,966

Gross profit	5,133,624	1,156,620	187,500	83,920	—	6,561,664

Expenses
Wages and benefits	532,308	292,634	—	—	—	824,942
Management salaries	55,250	27,500	—	—	—	82,750
Rent	228,401	—	—	20,717	—	249,118
Automotive	43,138	49,191	—	—	—	92,329
Interest and bank charges	41,303	—	—	74	—	41,377
Amortization	1,510	443	96,575	1,244	—	99,772
Telephone and utilities	2,791	2,564	—	—	—	5,355
Office	389,063	120,828	—	7,925	—	517,816
Repairs and maintenance	2,204	—	—	—	—	2,204
Insurance	18,054	1,966	—	1,219	—	21,239
Advertising and promotion	38,458	98,411	—	2,274	—	139,143
Shop supplies	1,458	—	—	1,050	—	2,508
Travel	15,303	39,076	—	10	—	54,389
Professional fees	137,722	81,016	—	761	—	219,499
Property taxes	7,625	214	—	3,497	—	11,336
Bad debt expense	11,504	46,352	—	—	—	57,856
Dues and memberships	—	7,499	—	—	—	7,499

	1,526,092	767,694	96,575	38,771	—	2,429,132

Income before other revenue (expenses) and income taxes	3,607,532	388,926	90,925	45,149	—	4,132,532
Other revenue
Dividend income	109,081	—	—	—	—	109,081
Interest income	22,735	1,727	—	45	—	24,507
Share of investee income	159,164	—	—	—	—	159,164
Impairment of advances to related party	(1,800,000)	—	—	—	—	(1,800,000)

Income before income taxes	2,098,512	390,653	90,925	45,194	—	2,625,284
Income taxes expense	404,953	95,924	22,731	11,299	—	534,907

Net income	$1,693,559	$294,729	$68,194	$33,895	$—	$2,090,377

(i)	Represents the statement of operations of the Company under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s share of the earnings and losses in significantly influenced investments of $159,164.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2014 Consolidated Statement of Retained Earnings

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	1773503 Alberta Ltd.	Tire Storage Direct (Edmonton) Ltd.	Adjustments and Eliminations	Consolidated
Balance, beginning of year	$3,693,890	$(32,956)	$—	$—	$—	$3,660,934
Net income	1,693,559	294,729	68,194	33,895	—	2,090,377

Balance, end of year	$5,387,449	$261,773	$68,194	$33,895	$—	$5,751,311

2014 Consolidated Statement of Cash Flows

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	1773503 Alberta Ltd.	Tire Storage Direct (Edmonton) Ltd.	Adjustments and Eliminations	Consolidated
Cash provided by (used in):
Operating Activities
Net income	$1,693,559	$294,729	$68,194	$33,895	$—	$2,090,377
Items not affecting cash Amortization	1,510	443	96,575	1,244	—	99,772
Share of investee income	(159,164)	—	—	—	—	(159,164)
Impairment of advances to related party	1,800,000	—	—	—	—	1,800,000
Change in non-cash working capital items	922,569	(100,220)	(164,769)	4,728	—	662,308

	4,258,474	194,952	—	39,867	—	4,493,293

Investing Activities
Investment in other companies	(450)	—	—	—	200	(250)
Purchase of equipment	—	(4,428)	(2,500,000)	(8,295)	—	(2,512,723)
Advances to related parties	(10,516,178)	(1,352)	—	—	2,670,667	(7,846,863)
Repayments from related parties	100	—	—	—	—	100
Repayments from Shareholder	—	158,248	—	—	—	158,248

	(10,516,528)	152,468	(2,500,000)	(8,295)	2,670,867	(10,201,488)

Financing Activities
Advances from related parties	2,108,692	22,000	—	26,355	—	2,157,047
Repayments to related parties	(1,158,248)	(95,796)	—	—	—	(1,254,044)
Advances from shareholder	5,732,700	139,949	2,500,000	30,918	(2,670,867)	5,732,700
Repayment to shareholder	—	—	—	—	—	—

	6,683,144	66,153	2,500,000	57,273	(2,670,867)	6,635,703

Increase (decrease) in cash	425,090	413,573	—	88,845	—	927,508
Cash, beginning of year	190,917	50,720	—	—	—	241,637

Cash, end of year	$616,007	$464,293	$—	$88,845	$—	$1,169,145

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2013 Consolidated Balance Sheet

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
	(i)
ASSETS
Current Assets
Cash	$190,917	$50,720	$—	$241,637
Accounts receivable	907,255	478,639	—	1,385,894
Goods and Services Tax receivable	149,806	2,948	—	152,754
Inventories	3,448,221	20,826	—	3,469,047
Prepaid expenses	6,403	—	—	6,403

	4,702,602	553,133	—	5,255,735
Loans receivable from related parties	2,824,549	2,229	—	2,826,778
Equipment	7,463	—	—	7,463
Shareholder advance	—	158,248	(158,248)	—
Investments	547,618	—	(100)	547,518

	$8,082,232	$713,610	$(158,348)	$8,637,494

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$843,924	$94,364	$—	$938,288
Income taxes payable	380,473	—	—	380,473
Goods and Services Tax payable	—	—	—	—
Management remuneration payable	30,000	10,000	—	40,000

	1,254,397	104,364	—	1,358,761
Loans payable to related parties	2,633,845	642,102	(158,248)	3,117,699
Shareholder loan	500,000	—	—	500,000

	4,388,242	746,466	(158,248)	4,976,460

SHAREHOLDERS’ EQUITY
Share capital	100	100	(100)	100
Retained earnings	3,693,890	(32,956)	—	3,660,934

	3,693,990	(32,856)	(100)	3,661,034

	$8,082,232	$713,610	$(158,348)	$8,637,494

(i)	Represents the balance sheet as prepared under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s accumulated share of earnings and losses in significantly influenced investments of $359,118 as required by the equity method of accounting for investments.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2013 Consolidated Statement of Operations

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
	(i)
Sales	$18,455,516	$793,126	$(74,124)	$19,174,518
Cost of sales	15,547,112	261,427	(74,124)	15,734,415

Gross profit	2,908,404	531,699	—	3,440,103

Expenses
Wages and benefits	498,127	165,243	—	663,370
Management salaries	10,000	20,000	—	30,000
Rent	219,750	—	—	219,750
Automotive	38,460	33,504	—	71,964
Interest and bank charges	45,540	—	—	45,540
Amortization	1,896	—	—	1,896
Telephone and utilities	2,738	1,392	—	4,130
Office	145,229	297,283	(70,000)	372,512
Repairs and maintenance	1,320	—	—	1,320

Insurance	15,969	1,928	—	17,897
Advertising and promotion	44,003	21,280	—	65,283
Shop supplies	609	109	—	718
Travel	18,022	39,213	—	57,235
Professional fees	954	24,843	—	25,797
Property taxes	208	208	—	416

Bad debt expense	33,342	—	—	33,342
Dues and memberships	100	7,399	—	7,499

	1,076,267	612,402	(70,000)	1,618,669

Income (loss) before other revenue and income taxes	1,832,137	(80,703)	70,000	1,821,434
Other revenue
Interest income	27,700	695	—	28,395
Share of investee income	174,036	—	—	174,036
Administrative service revenue	—	70,000	(70,000)	—

Income before income taxes	2,033,873	(10,008)	—	2,023,865
Income taxes expense	444,518	—	—	444,518

Net income	$1,589,355	$(10,008)	$—	$1,579,347

(i)	Represents the statement of operations of the Company under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s share of earnings and losses in significantly influenced investments of $174,036.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2013 Consolidated Statement of Retained Earnings

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
Balance, beginning of year	$2,104,535	$(22,948)	$—	$2,081,587
Net income	1,589,355	(10,008)	—	1,579,347

Balance, end of year	$3,693,890	$(32,956)	$—	$3,660,934

2013 Consolidated Statement of Cash Flows

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
Cash provided by (used in):

Operating Activities
Net income	$1,589,355	$(10,008)	$—	$1,579,347
Items not affecting cash
Amortization	1,896	—	—	1,896
Share of Investee income	(174,036)	—	—	(174,036)
Change in non-cash working capital items	(1,694,065)	(270,841)	—	(1,964,906)

	(276,850)	(280,849)	—	(557,699)

Investing Activities
Investment in other companies	—	—	—	—
Purchase of equipment	—	—	—	—
Advances to related parties	(2,085,895)	(1,144)	73,411	(2,013,628)
Repayments from related parties	1,099,000	—	—	1,099,000
Repayment from Shareholder	—	—	—	—

	(986,895)	(1,144)	73,411	(914,628)

Financing Activities
Advances from related parties	784,828	242,991	—	1,027,819
Repayment to related parties	—	(5,000)	—	(5,000)
Advances from shareholder	—	73,411	(73,411)	—
Repayment to shareholder	(100,000)	—	—	(100,000)

	684,828	311,402	(73,411)	922,819

Increase (decrease) in cash	(578,917)	29,409	—	(549,508)
Cash, beginning of year	769,834	21,311	—	791,145

Cash, end of year	$190,917	$50,720	$—	$241,637

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2012 Consolidated Balance Sheet

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
	(i)
ASSETS
Current Assets
Cash	$769,834	$21,311	$—	$791,145
Accounts receivable	1,559,453	134,423	—	1,693,876
Goods and Services Tax receivable	190	4,348	—	4,538
Inventories	2,227,471	3,676	—	2,231,147
Prepaid expenses	5,260	176	—	5,436

	4,562,208	163,934	—	4,726,142

Loans receivable from related parties	1,099,391	1,085	—	1,100,476
Equipment	9,359	—	—	9,359
Shareholder advance	—	231,659	(231,659)	—
Investments	185,257	—	(100)	185,157

	$5,856,215	$396,678	$(231,759)	$6,021,134

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$1,623,197	$15,415	$—	$1,638,612
Income taxes payable	5,955	—	—	5,955
Goods and Services Tax payable	—	—	—	—
Management remuneration payable	600,000	—	—	600,000

	2,229,152	15,415	—	2,244,567

Loans payable to related parties	922,428	404,111	(231,659)	1,094,880
Shareholder loan	600,000	—	—	600,000

	3,751,580	419,526	(231,659)	3,939,447

SHAREHOLDERS’ EQUITY
Share capital	100	100	(100)	100
Retained earnings (losses)	2,104,535	(22,948)	—	2,081,587

	2,104,635	(22,848)	(100)	2,081,687

	$5,856,215	$396,678	$(231,759)	$6,021,134

(i)	Represents the balance sheet as prepared under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s accumulated share of earnings and losses in significantly influenced investments of $185,082 required by the equity method of accounting for investments.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2012 Consolidated Statement of Operations

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
	(i)
Sales	$18,315,246	$399,118	$(55,948)	$18,658,416
Cost of sales	15,991,709	16,026	(55,948)	15,951,787

Gross profit	2,323,537	383,092	—	2,706,629

Expenses
Wages and benefits	347,259	351,038	—	698,297
Management salaries	610,000	—	—	610,000
Rent	159,500	—	—	159,500
Automotive	24,275	36,443	—	60,718
Interest and bank charges	33,607	99	—	33,706
Amortization	3,274	—	—	3,274
Telephone and utilities	2,540	1,834	—	4,374
Office	282,178	13,975	(240,000)	56,153
Repairs and maintenance	2,776	—	—	2,776
Insurance	12,473	1,267	—	13,740
Advertising and promotion	66,261	170,072	—	236,333
Shop supplies	85	358	—	443
Travel	2,829	27,031	—	29,860
Professional fees	2,740	26,824	—	29,564
Property taxes	441	441	—	882
Bad debt expense	697	3,617	—	4,314
Dues and memberships	100	6,208	—	6,308

	1,551,035	639,207	(240,000)	1,950,242

Income (loss) before other revenue and income taxes	772,502	(256,115)	240,000	756,387

Other revenue
Interest income	18,118	1,076	—	19,194
Share of investee income	185,082	—	—	185,082
Administrative service revenue	—	240,000	(240,000)	—

Income (loss) before income taxes	975,702	(15,039)	—	960,663
Income taxes expense	69,387	—	—	69,387

Net income	$906,315	$(15,039)	$—	$891,276

(i)	Represents the statement of operations of the Company under Canadian Accounting Standards for Private Enterprises adjusted for the Company’s share of the earnings in significantly influenced investments of $185,082.

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

2012 Consolidated Statement of Retained Earnings

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
Balance, beginning of year	$1,198,220	$(7,909)	$—	$1,190,311
Net income	906,315	(15,039)	—	891,276

Balance, end of year	$2,104,535	$(22,948)	$—	$2,081,587

2012 Consolidated Statement of Cash Flows

	Regional Tire Distributors (Edmonton) Inc.	Tirecraft Western Canada Ltd.	Adjustments and Eliminations	Consolidated
Cash provided by (used in):

Operating Activities
Net income	$906,315	$(15,039)	$—	$891,276
Items not affecting cash
Amortization	3,274	—	—	3,274
Share of Investee income	(185,082)	—	—	(185,082)
Change in non-cash working capital items	(478,452)	105,269	—	(373,183)

	246,055	90,230	—	336,285

Investing Activities
Investment in other companies	(75)	—	—	(75)
Purchase of equipment	(633)	—	—	(633)
Advances to related parties	(1,000,392)	(499)	—	(1,000,891)
Repayments from related parties	311,659	—	—	311,659
Advances to shareholder	—	(231,659)	231,659	—

	(689,441)	(232,158)	231,659	(689,940)

Financing Activities
Advances from related parties	690,769	157,912	(231,659)	617,022
Repayment to related parties	(72,100)	(10,000)	—	(82,100)
Advances from shareholder	500,000	—	—	500,000
Repayment to shareholder	—	(8,000)	—	(8,000)

	1,118,669	139,912	(231,659)	1,026,922

Increase (decrease) in cash	675,283	(2,016)	—	673,267
Cash, beginning of year	94,551	23,327	—	117,878

Cash, end of year	$769,834	$21,311	$—	$791,145

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

The Company holds a 25% interest in Regional Tire Distributors (Calgary) Inc. The Condensed Financial Statements of Regional Tire Distributors (Calgary) Inc. is as follows:

Balance Sheets	February 28, 2014	February 28, 2013	February 29, 2012
Current Assets	$8,986,008	$7,307,723	$7,327,776
Long Term Assets	2,320,654	686,852	697,596

	11,306,662	7,994,575	8,025,372

Current Liabilities	1,646,195	1,046,550	1,338,278
Long Term Liabilities	3,671,703	2,182,086	3,370,599
Shareholders’ Equity	5,988,764	4,765,939	3,316,495

	$11,306,662	$7,994,575	$8,025,372

Statements of Operations	February 28, 2014	February 28, 2013	February 29, 2012
Sales	$25,592,573	$19,961,625	$16,589,405
Cost of sales	20,463,834	15,726,623	12,987,392

Gross profit	5,128,739	4,235,002	3,602,013
Operating expenses	3,558,310	2,435,191	3,149,754

Income before other revenue and income taxes	1,570,429	1,799,811	452,259
Other revenue	183,674	174,550	144,079

Income before income taxes	1,754,103	1,974,361	596,338
Income taxes	462,218	524,917	69,931

Net income	$1,291,885	$1,449,444	$526,407

The Company holds a 50% interest in Regional Tire Distributors (Saskatchewan) Inc. The Condensed Financial Statements of Regional Tire Distributors (Saskatchewan) Inc. is as follows:

Balance Sheets	February 28, 2014	February 28, 2013	February 29, 2012

Current Assets	$5,226,861	$6,047,177	$3,871,475
Long Term Assets	229,942	272,472	331,016

	5,456,803	6,319,649	4,202,491

Current Liabilities	3,626,064	3,589,339	2,595,531
Long Term Liabilities	2,999,900	2,999,900	1,499,900
Shareholders’ Equity	(1,169,161)	(269,590)	107,060

	$5,456,803	$6,319,649	$4,202,491

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

Statements of Operations	February 28, 2014	February 28, 2013	February 29, 2012

Sales	$12,854,683	$11,999,083	$4,571,939
Cost of sales	11,144,551	9,310,716	3,381,476

Gross profit	1,710,132	2,688,367	1,190,463
Operating expenses	2,609,703	3,065,017	1,083,503

(Loss) income before income taxes	(899,571)	(376,650)	106,960
Income taxes	—	—	—

Net (loss) income	$(899,571)	$(376,650)	$106,960

The Company holds a 50% interest in Regional Tire Distributors Manitoba (6631208 Manitoba Ltd.). The Condensed Financial Statements of Regional Tire Distributors Manitoba (6631208 Manitoba Ltd.) is as follows:

Balance Sheet	February 28, 2014
Current Assets	$5,962,347
Long Term Assets	290,041

6,252,388

Current Liabilities	597,291
Long Term Liabilities	5,517,124
Shareholders’ Equity	137,973

$6,252,388

Statement of Operations	February 28, 2014
Sales	$15,171,112
Cost of sales	12,079,184

Gross profit	3,091,928
Operating expenses	2,613,663

Income before other revenue and income taxes	478,265
Other revenue	3,306

Income before income taxes	481,571
Income taxes	45,246

Net income	$436,325

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

The Company holds a 50% interest in Integra Tire and Auto Centres Canada Ltd. The Condensed Financial Integra Tire and Auto Centres Canada Ltd. is as follows:

Balance Sheet	February 28, 2014
Current Assets	$1,141,492
Long Term Assets	—

1,141,492

Current Liabilities	674,453
Long Term Liabilities	331,208
Shareholders’ Equity	135,831

$1,141,492

Statement of Operations	February 28, 2014
Sales	$3,382,315
Cost of sales	2,895,607

Gross profit	486,708
Operating expenses	312,260

Income before other revenue and income taxes	174,448
Other revenue	6,393

Income before income taxes	180,841
Income taxes	45,210

Net income	$135,631

d) Reconciliation of net income per ASPE and US GAAP

	February 28, 2014	February 28, 2013	February 29, 2012
Net income, as reported in statement of operations under ASPE	$1,534,395	$1,415,319	$721,233
Adjustments
Income from entities consolidated under
US GAAP:
Tirecraft Western Canada Ltd.	294,729	(10,008)	(15,039)
1773503 Alberta Ltd.	68,194	—	—
Tire Storage Direct (Edmonton) Ltd.	33,895	—	—
Share of income from significantly influenced investees	159,164	174,036	185,082

Net income per US GAAP	$2,090,377	$1,579,347	$891,276

REGIONAL TIRE DISTRIBUTORS (EDMONTON) INC.

Notes to the Financial Statements

February 28, 2014, February 28, 2013 and February 29, 2012

12. Correction of an Error

Subsequent to the release of the financial statements on June 25, 2014 management changed its assessment of the probability of realizing the future tax asset resulting from the impairment of the loan receivable and has determined that it does not meet the requirements for recognition of the deferred income tax asset and has made some adjustments to the tax provision. As a result of the change in the assessment by management the following changes have been made to the financial statements for the fiscal year ended February 28, 2014.

	Previously Reported	Adjustment Increase (Decrease)	Restated Balance
Income taxes receivable	$—	$40,047	$40,047
Future income tax asset	807,660	(807,660)	—
Income taxes payable	409,953	(409,953)	—
Current income tax expense	854,953	(450,000)	404,953
Future income tax recovery	327,600	(327,600)	—
Net income	1,411,995	122,400	1,534,395
Retained earnings	5,226,827	(357,660)	4,869,167